SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of report (Date of earliest event reported) June 12, 2006 (June 8, 2006)
                                                   -------------

                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)



          Delaware                     000-161570                65-0008442
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      (State of other             (Commission file no.)        (IRS employer
Jurisdiction of incorporation)                              identification no.)




   48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ                 07446
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       (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (201-760-1030)
                                                           --------------

         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 4.01  Changes in Registrant's Certifying Accountants

On June 8, 2006, Velocity Asset Management, Inc. (the "Company"), with the approval of the Audit Committee of the Board of Directors of the Company (the "Audit Committee") and the full Board of Directors of the Company, dismissed its independent accountants, Cowan Gunteski & Co., P.A ("Cowan"). During the years ended December 31, 2005 and 2004 and the subsequent interim period through March 31, 2006, Cowan acted as the independent accountants for the Company and its subsidiaries, and, during such period there were no disagreements with Cowan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cowan, would have caused Cowan to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years.

The independent accountant's reports of Cowan on the Company's consolidated financial statements for the years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided a copy of this disclosure to its former accountants, and the Company requested that the former accountants furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Company. A copy of that letter is attached hereto as Exhibit 16.1.


Item 9.01.  Financial Statements and Exhibits

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Exhibits.


            Number    Description
            ------    -----------

            16.1      Letter of Cowan Gunteski & Co., P.A., dated June 12, 2006.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2006


                                          VELOCITY ASSET MANAGEMENT, INC.



                                          /s/ JOHN C. KLEINERT
                                          -------------------------------
                                          John C. Kleinert
                                          Chief Executive Officer